usbank. Five Star Service Guaranteed

August 25, 2008

Gametech International, Inc.
Attn: Marcia Martin
900 Sandhill Road
Reno, NV 89521

Re: Interest Rate Swap Transaction between U.S. Bank National Association ("Party A") and Gametech International, Inc. ("Party B")

Ladies/Gentlemen:

The purpose of this letter is to set forth the terms and conditions of the Swap Transaction entered into between Party A and Party B on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. If Party A and Party B are parties to an ISDA Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between said parties (a "Master Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Master Agreement. If Party A and Party B are not yet parties to a Master Agreement, this Confirmation will supplement, form a part of, and be subject to, provisions contained or incorporated by reference in such Swap Agreement upon its execution by Party A and Party B. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation, except as modified below. In addition, if a Master Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between Party A and Party B as to the terms and conditions of the Master Transaction to which this Confirmation relates.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

| | |
|---|---|
| Type of Transaction: | Interest Rate Swap |
| Notional Amount: | USD 38,000,000.00 Amortizing (see Schedule A) |
| Trade Date: | August 22, 2008 |
| Effective Date: | August 22, 2008 |
| Termination Date: | August 31, 2013 |
| **Fixed Rate Payer:** | **Party B** |

| | |
|---|---|
| Fixed Rate Payer Payment Dates: | Beginning September 30, 2008 and thereafter on the last day of each month, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with no adjustment to Period End Dates. |
| Fixed Rate: | 3.99 % |
| Fixed Rate Day Count Fraction: | ACT/360 |
| **Floating Rate Payer:** | **Party A** |
| Floating Rate Payer Payment Dates: | Beginning September 30, 2008 and thereafter on the last day of each month, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with no adjustment to Period End Dates. |
| Floating Rate for Initial Calculation Period: | 2.47188 % |
| Floating Rate Option: | USD-LIBOR-BBA |
| Floating Rate Day Count Fraction: | ACT/360 |
| Designated Maturity: | 1 Month |
| Spread: | NONE |
| Reset Dates: | The first day of each Floating Rate Payer Calculation Period. |
| Reset Business Days: | London |
| Calculation Agent: | U.S. Bank National Association |
| Compounding: | Inapplicable |
| Payments to Fixed Rate Payer: | Please Provide |
| Payments to Floating Rate Payer: | Please Provide |
| Payment Business Days: | New York |

3. In connection with this Confirmation, the Transaction to which this Confirmation relates and any other documentation relating to the Agreement, each party to this Confirmation represents and acknowledges to the other party that:

i. it has no recourse and is not relying upon any legal, tax, regulatory, accounting or other advice, statements or recommendations (whether written or oral) of the other party regarding such Transaction, other than the written representations expressly made by that other party in the Agreement and in the Confirmations in respect of such Transaction;

ii. it has the capacity to evaluate (internally or through independent professional advice) such Transaction (including decisions regarding the appropriateness or suitability of such Transaction) and has made its own decision to enter into such Transaction;

iii. it understands the terms, conditions and risks of such transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

iv. it is entering into such Transaction as principal and not as agent for any other party;

v. it acknowledges and agrees that the other party is not acting as a fiduciary or advisor to it in connection with such Transaction;

vi. it acknowledges that U.S. Bank National Association has advised counterparty to consult its own tax, accounting and legal advisors in connection with this transaction evidenced by this confirmation and that it has done so; and

vii. it is entering into such Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business, and not for purposes of speculation.

**Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation enclosed for that purpose and returning a copy via fax to:**

**U.S. Bank Deriv Products Group**
**Attention: Capital Market Derivatives**

U.S. Bank National Association

By: Joseph M. Tessmer

Title: Treasury Officer

Accepted and confirmed as of the date first above written:

Gametech International, Inc.

By:

Title:

**Schedule A - Amortization Table**
**(dates subject to applicable business day convention)**

| Floating Rate Leg | | | Fixed Rate Leg | | |
|---|---|---|---|---|---|
| Start Date | End Date (up to but excluding) | Notional | Start Date | End Date (up to but excluding) | Notional |
| 8/22/2008 | 9/30/2008 | $38,000,000.00 | 8/22/2008 | 9/30/2008 | $38,000,000.00 |
| 9/30/2008 | 10/31/2008 | $38,000,000.00 | 9/30/2008 | 10/31/2008 | $38,000,000.00 |
| 10/31/2008 | 11/30/2008 | $36,882,352.94 | 10/31/2008 | 11/30/2008 | $36,882,352.94 |
| 11/30/2008 | 12/31/2008 | $36,882,352.94 | 11/30/2008 | 12/31/2008 | $36,882,352.94 |
| 12/31/2008 | 1/31/2009 | $36,882,352.94 | 12/31/2008 | 1/31/2009 | $36,882,352.94 |
| 1/31/2009 | 2/28/2009 | $35,764,705.88 | 1/31/2009 | 2/28/2009 | $35,764,705.88 |
| 2/28/2009 | 3/31/2009 | $35,764,705.88 | 2/28/2009 | 3/31/2009 | $35,764,705.88 |
| 3/31/2009 | 4/30/2009 | $35,764,705.88 | 3/31/2009 | 4/30/2009 | $35,764,705.88 |
| 4/30/2009 | 5/31/2009 | $34,647,058.82 | 4/30/2009 | 5/31/2009 | $34,647,058.82 |
| 5/31/2009 | 6/30/2009 | $34,647,058.82 | 5/31/2009 | 6/30/2009 | $34,647,058.82 |
| 6/30/2009 | 7/31/2009 | $34,647,058.82 | 6/30/2009 | 7/31/2009 | $34,647,058.82 |
| 7/31/2009 | 8/31/2009 | $33,529,411.76 | 7/31/2009 | 8/31/2009 | $33,529,411.76 |
| 8/31/2009 | 9/30/2009 | $33,529,411.76 | 8/31/2009 | 9/30/2009 | $33,529,411.76 |
| 9/30/2009 | 10/31/2009 | $33,529,411.76 | 9/30/2009 | 10/31/2009 | $33,529,411.76 |
| 10/31/2009 | 11/30/2009 | $27,411,764.76 | 10/31/2009 | 11/30/2009 | $27,411,764.76 |
| 11/30/2009 | 12/31/2009 | $27,411,764.76 | 11/30/2009 | 12/31/2009 | $27,411,764.76 |
| 12/31/2009 | 1/31/2010 | $27,411,764.76 | 12/31/2009 | 1/31/2010 | $27,411,764.76 |
| 1/31/2010 | 2/28/2010 | $26,294,117.70 | 1/31/2010 | 2/28/2010 | $26,294,117.70 |
| 2/28/2010 | 3/31/2010 | $26,294,117.70 | 2/28/2010 | 3/31/2010 | $26,294,117.70 |
| 3/31/2010 | 4/30/2010 | $26,294,117.70 | 3/31/2010 | 4/30/2010 | $26,294,117.70 |
| 4/30/2010 | 5/31/2010 | $25,176,470.64 | 4/30/2010 | 5/31/2010 | $25,176,470.64 |
| 5/31/2010 | 6/30/2010 | $25,176,470.64 | 5/31/2010 | 6/30/2010 | $25,176,470.64 |
| 6/30/2010 | 7/31/2010 | $25,176,470.64 | 6/30/2010 | 7/31/2010 | $25,176,470.64 |
| 7/31/2010 | 8/31/2010 | $24,058,823.58 | 7/31/2010 | 8/31/2010 | $24,058,823.58 |
| 8/31/2010 | 9/30/2010 | $24,058,823.58 | 8/31/2010 | 9/30/2010 | $24,058,823.58 |
| 9/30/2010 | 10/31/2010 | $24,058,823.58 | 9/30/2010 | 10/31/2010 | $24,058,823.58 |
| 10/31/2010 | 11/30/2010 | $17,941,176.58 | 10/31/2010 | 11/30/2010 | $17,941,176.58 |
| 11/30/2010 | 12/31/2010 | $17,941,176.58 | 11/30/2010 | 12/31/2010 | $17,941,176.58 |
| 12/31/2010 | 1/31/2011 | $17,941,176.58 | 12/31/2010 | 1/31/2011 | $17,941,176.58 |
| 1/31/2011 | 2/28/2011 | $16,823,529.52 | 1/31/2011 | 2/28/2011 | $16,823,529.52 |
| 2/28/2011 | 3/31/2011 | $16,823,529.52 | 2/28/2011 | 3/31/2011 | $16,823,529.52 |
| 3/31/2011 | 4/30/2011 | $16,823,529.52 | 3/31/2011 | 4/30/2011 | $16,823,529.52 |
| 4/30/2011 | 5/31/2011 | $15,705,882.46 | 4/30/2011 | 5/31/2011 | $15,705,882.46 |
| 5/31/2011 | 6/30/2011 | $15,705,882.46 | 5/31/2011 | 6/30/2011 | $15,705,882.46 |
| 6/30/2011 | 7/31/2011 | $15,705,882.46 | 6/30/2011 | 7/31/2011 | $15,705,882.46 |
| 7/31/2011 | 8/31/2011 | $14,588,235.40 | 7/31/2011 | 8/31/2011 | $14,588,235.40 |
| 8/31/2011 | 9/30/2011 | $14,588,235.40 | 8/31/2011 | 9/30/2011 | $14,588,235.40 |
| 9/30/2011 | 10/31/2011 | $14,588,235.40 | 9/30/2011 | 10/31/2011 | $14,588,235.40 |
| 10/31/2011 | 11/30/2011 | $13,470,588.34 | 10/31/2011 | 11/30/2011 | $13,470,588.34 |
| 11/30/2011 | 12/31/2011 | $13,470,588.34 | 11/30/2011 | 12/31/2011 | $13,470,588.34 |

| Floating Rate Leg | | |
|---|---|---|
| Start Date | End Date (up to but excluding) | Notional |
| 12/31/2011 | 1/31/2012 | $13,470,588.34 |
| 1/31/2012 | 2/29/2012 | $12,352,941.28 |
| 2/29/2012 | 3/31/2012 | $12,352,941.28 |
| 3/31/2012 | 4/30/2012 | $12,352,941.28 |
| 4/30/2012 | 5/31/2012 | $11,235,294.22 |
| 5/31/2012 | 6/30/2012 | $11,235,294.22 |
| 6/30/2012 | 7/31/2012 | $11,235,294.22 |
| 7/31/2012 | 8/31/2012 | $10,117,647.16 |
| 8/31/2012 | 9/30/2012 | $10,117,647.16 |
| 9/30/2012 | 10/31/2012 | $10,117,647.16 |
| 10/31/2012 | 11/30/2012 | $9,000,000.10 |
| 11/30/2012 | 12/31/2012 | $9,000,000.10 |
| 12/31/2012 | 1/31/2013 | $9,000,000.10 |
| 1/31/2013 | 2/28/2013 | $7,882,353.04 |
| 2/28/2013 | 3/31/2013 | $7,882,353.04 |
| 3/31/2013 | 4/30/2013 | $7,882,353.04 |
| 4/30/2013 | 5/31/2013 | $6,764,705.98 |
| 5/31/2013 | 6/30/2013 | $6,764,705.98 |
| 6/30/2013 | 7/31/2013 | $6,764,705.98 |
| 7/31/2013 | 8/31/2013 | $5,647,058.92 |

| Fixed Rate Leg | | |
|---|---|---|
| Start Date | End Date (up to but excluding) | Notional |
| 12/31/2011 | 1/31/2012 | $13,470,588.34 |
| 1/31/2012 | 2/29/2012 | $12,352,941.28 |
| 2/29/2012 | 3/31/2012 | $12,352,941.28 |
| 3/31/2012 | 4/30/2012 | $12,352,941.28 |
| 4/30/2012 | 5/31/2012 | $11,235,294.22 |
| 5/31/2012 | 6/30/2012 | $11,235,294.22 |
| 6/30/2012 | 7/31/2012 | $11,235,294.22 |
| 7/31/2012 | 8/31/2012 | $10,117,647.16 |
| 8/31/2012 | 9/30/2012 | $10,117,647.16 |
| 9/30/2012 | 10/31/2012 | $10,117,647.16 |
| 10/31/2012 | 11/30/2012 | $9,000,000.10 |
| 11/30/2012 | 12/31/2012 | $9,000,000.10 |
| 12/31/2012 | 1/31/2013 | $9,000,000.10 |
| 1/31/2013 | 2/28/2013 | $7,882,353.04 |
| 2/28/2013 | 3/31/2013 | $7,882,353.04 |
| 3/31/2013 | 4/30/2013 | $7,882,353.04 |
| 4/30/2013 | 5/31/2013 | $6,764,705.98 |
| 5/31/2013 | 6/30/2013 | $6,764,705.98 |
| 6/30/2013 | 7/31/2013 | $6,764,705.98 |
| 7/31/2013 | 8/31/2013 | $5,647,058.92 |

8/25/2008 3:34 PM

| Floating Rate Leg | | |
|---|---|---|
| Start Date | End Date (up to but excluding) | Notional |
| 12/31/2011 | 1/31/2012 | $13,470,588.34 |
| 1/31/2012 | 2/29/2012 | $12,352,941.28 |
| 2/29/2012 | 3/31/2012 | $12,352,941.28 |
| 3/31/2012 | 4/30/2012 | $12,352,941.28 |
| 4/30/2012 | 5/31/2012 | $11,235,294.22 |
| 5/31/2012 | 6/30/2012 | $11,235,294.22 |
| 6/30/2012 | 7/31/2012 | $11,235,294.22 |
| 7/31/2012 | 8/31/2012 | $10,117,647.16 |
| 8/31/2012 | 9/30/2012 | $10,117,647.16 |
| 9/30/2012 | 10/31/2012 | $10,117,647.16 |
| 10/31/2012 | 11/30/2012 | $9,000,000.10 |
| 11/30/2012 | 12/31/2012 | $9,000,000.10 |
| 12/31/2012 | 1/31/2013 | $9,000,000.10 |
| 1/31/2013 | 2/28/2013 | $7,882,353.04 |
| 2/28/2013 | 3/31/2013 | $7,882,353.04 |
| 3/31/2013 | 4/30/2013 | $7,882,353.04 |
| 4/30/2013 | 5/31/2013 | $6,764,705.98 |
| 5/31/2013 | 6/30/2013 | $6,764,705.98 |
| 6/30/2013 | 7/31/2013 | $6,764,705.98 |
| 7/31/2013 | 8/31/2013 | $5,647,058.92 |

| Fixed Rate Leg | | |
|---|---|---|
| Start Date | End Date (up to but excluding) | Notional |
| 12/31/2011 | 1/31/2012 | $13,470,588.34 |
| 1/31/2012 | 2/29/2012 | $12,352,941.28 |
| 2/29/2012 | 3/31/2012 | $12,352,941.28 |
| 3/31/2012 | 4/30/2012 | $12,352,941.28 |
| 4/30/2012 | 5/31/2012 | $11,235,294.22 |
| 5/31/2012 | 6/30/2012 | $11,235,294.22 |
| 6/30/2012 | 7/31/2012 | $11,235,294.22 |
| 7/31/2012 | 8/31/2012 | $10,117,647.16 |
| 8/31/2012 | 9/30/2012 | $10,117,647.16 |
| 9/30/2012 | 10/31/2012 | $10,117,647.16 |
| 10/31/2012 | 11/30/2012 | $9,000,000.10 |
| 11/30/2012 | 12/31/2012 | $9,000,000.10 |
| 12/31/2012 | 1/31/2013 | $9,000,000.10 |
| 1/31/2013 | 2/28/2013 | $7,882,353.04 |
| 2/28/2013 | 3/31/2013 | $7,882,353.04 |
| 3/31/2013 | 4/30/2013 | $7,882,353.04 |
| 4/30/2013 | 5/31/2013 | $6,764,705.98 |
| 5/31/2013 | 6/30/2013 | $6,764,705.98 |
| 6/30/2013 | 7/31/2013 | $6,764,705.98 |
| 7/31/2013 | 8/31/2013 | $5,647,058.92 |

8/25/2008 3:34 PM